Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

Note 4: Discontinued Operations

In 2012, we sold our Thermax and Raydex cable business for $265.6 million in cash and recognized a pre-tax gain of $211.6 million ($124.7 million net of tax). At the time the transaction closed, we received $265.6 million in cash, subject to a working capital adjustment. In 2014, we recognized a $0.9 million ($0.6 million net of tax) loss from disposal of discontinued operations related to this business as a result of settling the working capital adjustment and other matters. In 2013, we recognized a $1.4 million loss from discontinued operations for income tax expense related to this disposed business.

In 2010, we completed the sale of Trapeze Networks, Inc. (Trapeze) for $152.1 million and recognized a pre-tax gain of $88.3 million ($44.8 million after-tax). At the time the transaction closed, we received $136.9 million in cash, and the remaining $15.2 million was placed in escrow as partial security for our indemnity obligations under the sale agreement. During 2013, we collected a partial settlement of $4.2 million from the escrow. During 2015, we agreed to a final settlement with the buyer of Trapeze regarding the escrow, and collected $3.5 million of the escrow receivable and recognized a $0.2 million ($0.1 million net of tax) loss from disposal of discontinued operations. Additionally, we recognized a $0.2 million net loss from discontinued operations for income tax expense related to this disposed business in 2015. In 2014, we recognized $0.6 million of income from discontinued operations due to the reversal of an uncertain tax position liability related to this disposed business.